UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER:	811-09237

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Advisors Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville
Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P Calamos, Sr., Chairman, CEO and Co-CIO
Calamos Advisors LLC,
2020 Calamos Court,
Naperville, Illinois
60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:	(630) 245-7200

DATE OF FISCAL YEAR END:	December 31, 2013

DATE OF REPORTING PERIOD:	January 1, 2013 through December 31, 2013

ITEM 1. REPORT TO SHAREHOLDERS.

Experience and Foresight

About Calamos Investments

For more than 35 years, we have helped investors like you manage and build wealth to meet long-term objectives. Because investors have different time horizons, risk tolerances and goals, we offer investment portfolios to suit a variety of asset allocation needs. For example, our mutual funds include equity, fixed income and alternative funds. We offer U.S. funds, as well as global and international choices.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline and by our conscientious research.

We believe that an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered the use of convertible securities as a means to manage risk in volatile markets. We followed with strategies that combine convertibles and stocks, with the aim of participating in equity market upside with potentially less volatility than an all-stock portfolio. In the 1990s, we introduced our first stock fund, which invests in growth companies both large and small. Across our funds, our investment process seeks to manage risk at multiple levels and draws upon our experience investing through multiple market cycles. In a rapidly changing environment, we believe that this active management is essential.

We are global in our perspective. We believe that globalization offers tremendous opportunities for countries and companies all over the world. In our U.S., global and international portfolios, we seek to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Contract Owners

JOHN P. CALAMOS, SR.

CEO and Global Co-CIO

Dear Contract Holder:

Welcome to your annual report for the 12-month period ended December 31, 2013. In this report, you will find commentary from the Calamos Investment Management Team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Growth and Income Portfolio. As we will discuss in this report, we maintain a cautiously optimistic global economic outlook, and are encouraged by investors’ increased emphasis on fundamentals. We believe that our active approach and rigorous research are particularly well suited for this environment, and our continual investments in our research and investment capabilities position us to deliver upon our commitment to our clients.

Economic and Market Review

Global economic recovery continued during the reporting period, although volatility persisted. During the early portion of the period, investors focused primarily on finding income in a global low-rate environment. In the latter part of the period, a greater emphasis on fundamentals emerged as investors began to have more confidence in the slow-growth recovery, turning their attention away from the highest dividend-paying stocks that they had used as fixed income surrogates.

We believe that our active approach and rigorous research are particularly well suited for this environment, and our continual investments in our research and investment capabilities position us to deliver upon our commitment to our clients.

As the economic recovery in the U.S. continued, stocks rallied, with the S&P 500 Index1 returning 32.39% for the period to complete its strongest year since 1997. Economic recovery and equity market gains also benefited the convertible securities market, as we saw encouraging new issuance trends and strong performance. Participating in the equity market’s upside trajectory, the BofA Merrill Lynch All U.S. Convertible Ex-Mandatory Index2 returned 25.00%.

Global Outlook: Continued Cautious Optimism

Entering 2014, our global outlook remains cautiously optimistic, and we expect another good year for equity markets as the U.S. economy appears positioned to show faster growth. Historically, the conditions we see today have benefited equities and convertibles, especially cyclical growth opportunities. We are encouraged by the emergence of more fundamentally driven markets across asset classes.

1

Letter to Contract Owners

Stocks have rallied dramatically off of 2008 lows and the housing market has largely recovered, supporting greater consumer activity. We view the Fed’s decision to unwind quantitative easing as a further indication of the relative strength of the U.S. economy and the sustainability of its recovery. Moreover, while global economic growth in 2013 was led by the U.S., we are starting to see positive global synchronization among major economies; we believe this improving global environment bodes well for the U.S. economy and equity market in 2014.

The Case for a Risk-Managed Approach

In the Portfolio, we aim to outperform the equity market over market cycles with a risk-managed approach by blending equities and equity-linked securities such as convertibles. The Portfolio allows investors to access the equity returns in up markets and limit equity losses in down markets.

We believe that growth equities are especially attractive and cheap versus value equities. We have found opportunities in technology companies that are benefiting from secular shifts to mobile, the cloud, and Internet and social media; consumer discretionary names tied to housing and autos; industrials benefiting from innovations in the U.S. energy sector (the “energy renaissance”) and infrastructure spending; and financials that may benefit from the upward slope in the yield curve, increased lending and stronger equity markets. These types of pro-cyclical investments have tended to perform well in similar environments, such as 1994, when long-term interest rates rose, but short-term rates did not in a low-inflation climate.

The case for convertible securities also remains compelling. Convertibles are generally less sensitive to interest rates and provide the opportunity for upside equity participation with potential downside protection if equities decline. We believe these attributes may be particularly beneficial as long-term rates increase and given our expectation that after recent momentum, the equity markets may experience periods of volatility even as they rise. Issuance trends remain encouraging. In 2013, new convertible issuance of $40 billion in the U.S. was the highest since 2008. In 2014, we expect rising rates in the U.S. to build upon this trend while redemption activity is expected to moderately taper.

Well Positioned for the Long Term

As active, research-driven investors, we are encouraged by the more fundamentally driven markets that have emerged over recent months—a market climate which we expect will continue against the backdrop of economic recovery. However, we expect an environment with the potential for highly divergent returns, and we believe that our ongoing commitment to specialized fundamental research will serve us well. Over the past year, we have continued to build out our investment organization. We are pleased that these efforts are bearing fruit, and together our team looks forward to capitalizing on the opportunities of the global markets in the years to come.

2	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Letter to Contract Owners

As always, we appreciate the trust you have placed in us to manage your assets and help you achieve your financial goals. We encourage you to visit us at www.calamos.com for our most recent outlook, portfolio insights and commentary from our investment team.

Sincerely,

John P. Calamos, Sr.

CEO and Global Co-CIO,

Calamos Advisors LLC

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

1	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

2	The BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory Index represents the U.S. convertible securities market excluding mandatory convertibles.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to the accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, that should be carefully considered prior to investing. This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio.

This report is intended for informational purposes only and should not be considered investment advice.

3

Investment Team Discussion

SECTOR WEIGHTINGS
Information Technology	22.5%
Financials	15.0
Consumer Discretionary	14.4
Health Care	13.9
Industrials	10.7
Energy	10.5
Consumer Staples	6.3
Materials	1.8
Utilities	0.8
Telecommunication Services	0.5

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Portfolio may hold.

CALAMOS GROWTH AND INCOME PORTFOLIO

INVESTMENT TEAM DISCUSSION

What is the Portfolio’s investment strategy?

Calamos Growth and Income Portfolio invests in a combination of stocks, convertible securities and bonds of primarily U.S. companies to offer a total return-oriented investment that seeks to keep a consistent balance of risk and reward through full market cycles. As we focus on managing volatility, our goal is for the Portfolio to participate in a greater portion of equity market upside than downside over the long term.

Please discuss the Portfolio’s low-volatility* characteristics.

We believe the Portfolio’s historical low-volatility characteristics are a by-product of our investment style and focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers an investment’s historic volatility versus the market, which is assigned a beta of 1.0. An investment with half the volatility of the market would have a beta of 0.5, while an investment with at beta of 2.0 would have been twice as volatile as the market.

Since its inception, the Portfolio has had a beta of 0.71 versus the S&P 500 Index. The Portfolio has therefore outperformed the broader equity market, as measured by the S&P 500 Index, with less volatility than the equity markets. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

While our strategy is compared to an all-equity benchmark, we typically invest a portion of the Portfolio in securities that exhibit less volatility, such as convertible securities. This tends to offer lower downside capture, which is a critical part of our risk management process, but it can also cause the Portfolio returns to lag the benchmark return during periods of strong market performance. Through this focus on risk management, we have been able to provide investors a less volatile equity investment as measured by beta that has outperformed the passive benchmark in most of the standard time periods going back to inception.

What factors influenced performance over the period?

As noted, we position the Portfolio to capture equity market upside with lower volatility over full market cycles. The Portfolio did not keep pace with the strident gains of the broader equity market over the 12-month period, due in large measure to our use of equity-sensitive securities, like convertible securities, as well as a more defensive positioning during the first few months of the year, which reflected a more conservative macroeconomic outlook. We are always mindful to risks, and did not want the Portfolio to be unduly vulnerable to the significant uncertainties that were in the global economy (such as the sequestration and euro zone turmoil).

As the period progressed, we positioned the Portfolio to reflect a more cautiously optimistic outlook, and this benefited performance, as the Portfolio captured more upside return. We believed that it was important to maintain our discipline and long-term focus attributes; this positioning was rewarded during the second half of the

*	The Portfolio’s historical performance has exhibited lower volatility, as measured by beta and standard deviation, over the life of the Portfolio. The Portfolio’s investment objective does not seek to reduce volatility, and as a result, the Portfolio may experience volatility in some market conditions. (Source for beta and standard deviation is Morningstar, Inc.)

4	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Investment Team Discussion

reporting period as the market’s quest for yield gave way to a greater interest in fundamentals by investors. We also believe performance also was aided by enhancements to the overall investment team during the period with the addition of several senior investment professionals and analysts.

In terms of more specific factors that influenced performance, the Portfolio’s underweight allocation to the utilities and telecommunication services sectors contributed positively to results, as these slower-growth and more highly regulated sectors were the worst performing areas within the S&P 500 Index.

Security selection and overweight positioning within information technology hindered performance during the period. We continue to favor the sector due to attractive valuations, strong growth potential and sustainable cash flow characteristics. We expect many of the Portfolio’s holdings to benefit from key long-term growth themes, including productivity enhancement and the demand for enhanced mobility and connectivity by enterprises and consumers. The Portfolio’s overweight allocation and selection in materials also hindered performance, most notably in the first several months of the year when investments in gold miners were in place primarily as a global hedge against financial crises and currency debasement. By the middle of the year, however, the Portfolio’s exposure to these gold mining positions was removed, and relative performance within the sector improved.

GROWTH OF $ 10,000 FOR 10 YEAR PERIOD ENDED 12/31/13

AVERAGE ANNUAL TOTAL RETURN† FOR THE PERIOD ENDED 12/31/13

1 YEAR	3 YEARS	5 YEARS	10 YEARS
16.40%	7.39%	14.02%	6.43%

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns are net of all fees and expenses incurred by the Portfolio.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average, assuming reinvestment of income and capital gain distributions. Returns do not reflect sales charges, expenses and fees assessed in connection with the variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return to the contract or policy owner.

1	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

2	The Value Line Convertible Index is an equally-weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Source: Mellon Analytical Solutions, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

5

Investment Team Discussion

MANAGING RISK OVER MARKET CYCLES

The Growth and Income Portfolio historically has captured a significant amount of upside during bull markets and limited losses when markets have plunged.

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns are net of all fees and expenses incurred by the Portfolio.

Upside capture ratio measures a manager’s performance in up markets relative to the named index itself. It is calculated by taking the security’s upside capture return and dividing it by the benchmark’s upside capture return. Downside capture ratio measures manager’s performance in down markets as defined by the named index. A down-market is defined as those periods (months or quarters) in which named index return is less than 0. In essence, it tells you what percentage of the downmarket was captures by the manager. For example, if the ratio is 110%, the manager has captured 110% of the down-market and therefore underperformed the market on the downside. Source: State Street Corporation and Lipper, Inc.

Please describe the Portfolio’s participation in up and down markets since its inception.

There are a variety of ways to express up- and down-market capture, whether it’s calculated daily, monthly, quarterly, etc., or as we look at the markets—in longer-term up- and down-market trends. In the chart above, you can see how the Portfolio performed through a few distinct market periods. In the five major market periods shown, the Portfolio has participated in the upside movements of the equity market while limiting the downside exposure during times of tumult.

How is the Portfolio positioned?

The Portfolio’s positioning reflects our cautiously optimistic economic outlook. We are emphasizing higher-growth businesses, focusing on companies with strong growth fundamentals and increasing returns on invested capital that are selling at attractive valuations. We seek out businesses with

6	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Investment Team Discussion

sustainable competitive advantages, strong revenue growth and secular tailwinds, such as those related to consumer demand for technology and a growing global consumer class. Reflecting these criteria, we have found particularly compelling opportunities in sectors including information technology, consumer discretionary, health care and financials.

Among positioning changes during the period, we increased the Portfolio’s participation in cyclical growth opportunities that are more tied to the economic cycle and recovery. This has led us to companies in areas such as consumer discretionary, where improving consumer balance sheets and a recovering housing market provide a tailwind to spending activity. We have also found opportunities in industrial companies with innovative manufacturing processes and financials firms that are benefiting from improving loan growth and consumer balance sheet strength.

We reduced the Portfolio’s allocation to information technology during the year, but we continue to find opportunities within the sector as discussed, and it still remains one of the Portfolio’s largest allocations. Finally, we reduced the Portfolio’s allocation to materials, largely through the sale of gold mining firms, as noted above.

While our macroeconomic view is constructive, we believe that global political uncertainties will likely spur volatility in the U.S. equity markets. Consequently, we are maintaining a strong focus on risk management in regard to the individual companies we select, as well as the Portfolio’s construction on the whole. For this Portfolio, the use of convertible securities dampens risk.

Do you have any closing thoughts for Portfolio contract holders?

Although the stock market has performed very well over recent months, we believe that the U.S. equity market has more room to advance, and that we are in the middle of a secular bull market. However, volatility is ever-present, and therefore we maintain an emphasis on risk management.

We are also encouraged by trends in the convertible market, with 2013 new issuance on record as the most positive since before the financial crisis. In an environment of intermittent volatility, we favor convertibles’ ability to capture a significant degree of underlying equity upside, while also providing a measure of downside resilience.

As active, research-driven investors, we are encouraged by the more fundamentally driven markets that have emerged over recent months—a market climate which we expect will continue through 2014 against the backdrop of economic recovery. In an environment with the potential for highly divergent returns, we believe our ongoing commitment to specialized fundamental research will serve us well.

7

Expense Overview

EXPENSE OVERVIEW

As a contract or policy owner, you incur certain costs. Because the Portfolio is a funding vehicle for annuities, policies and eligible plans, you may also incur sales charges and other fees related to your annuity, policy or eligible plan. In addition, the Portfolio incurs transaction costs and ongoing costs, including management fees, and other fund expenses, such as audit, legal and custodian fees.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013. It is intended to help you understand the ongoing cost associated with investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts to the examples table:

Actual

In this part of the table, you’ll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013, the period covered by this report. This table also shows the actual returns, after expenses, you would have earned during that time. This table can help you estimate your own expenses. For example, if you invested $8,600 in the Portfolio, simply divide $8,600 by $1,000, then multiply that result by the figure in the “Actual Expenses per $1,000” row. In this example, you would multiply 8.6 by the figure.

Hypothetical

In this part of the table, you’ll see the hypothetical expenses you would have paid on a $1,000 investment from July 1, 2013 to December 31, 2013 and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this table, including the assumed 5% annual rate of return before expenses, which is what you’ll see in the table. Note that this table will not help you determine your own expenses, but will help you compare expenses of the Portfolio to the expenses of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

8	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Expense Overview

The actual and hypothetical examples assume a $1,000 investment at the beginning of the period, July 1, 2013 and held through December 31, 2013.
Actual Expenses per $1,000*	$7.46
Actual – Ending Balance	$1,128.50

Hypothetical Expenses per $1,000*	$7.07
Hypothetical – Ending Value	$1,018.20

Annualized Expense Ratio	1.39%

*	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365.

9

Schedule of Investments    December 31, 2013

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (37.4%)
		Consumer Discretionary (7.8%)
200,000		Ctrip.com International, Ltd.* 1.250%, 10/15/18	$198,360
200,000		Iconix Brand Group, Inc.* 1.500%, 03/15/18	274,754
145,000		Jarden Corp. 1.875%, 09/15/18	206,014
270,000		Liberty Interactive, LLC (Time Warner Cable, Inc., Time Warner, Inc.)*§ 0.750%, 03/30/43	337,291
100,000		Liberty Media Corp.* 1.375%, 10/15/23	100,162
115,000		MGM Resorts International 4.250%, 04/15/15	157,855
400,000		Priceline.com, Inc. 1.000%, 03/15/18	554,744
		Ryland Group, Inc.
135,000		0.250%, 06/01/19	125,197
45,000		1.625%, 05/15/18	69,175
150,000		Shutterfly, Inc.* 0.250%, 05/15/18	161,054

			2,184,606

		Consumer Staples (0.6%)
100,000	EUR	Marine Harvest, ASA 2.375%, 05/08/18	154,520

		Energy (1.7%)
150,000		Helix Energy Solutions Group, Inc. 3.250%, 03/15/32	181,294
150,000		Hornbeck Offshore Services, Inc. 1.500%, 09/01/19	179,522
87,000	EUR	Technip, SA 0.250%, 01/01/17	122,608

			483,424

		Financials (2.6%)
130,000		Ares Capital Corp. 5.750%, 02/01/16	140,391
70,000		FXCM, Inc.* 2.250%, 06/15/18	79,940
100,000	EUR	Industrivarden, AB 2.500%, 02/27/15	175,838
90,000		Leucadia National Corp. 3.750%, 04/15/14	122,499
75,000		Portfolio Recovery Associates, Inc.* 3.000%, 08/01/20	82,658
125,000		Walter Investment Management Corp. 4.500%, 11/01/19	124,909

			726,235

		Health Care (9.6%)
		BioMarin Pharmaceutical, Inc.
85,000		0.750%, 10/15/18	90,779
80,000		1.500%, 10/15/20	86,300

PRINCIPAL AMOUNT		VALUE
	Cubist Pharmaceuticals, Inc.*
175,000	1.125%, 09/01/18	$201,736
90,000	1.875%, 09/01/20	103,369
100,000	Gilead Sciences, Inc. 1.625%, 05/01/16	329,887
225,000	Hologic, Inc.‡ 2.000%, 12/15/37	263,904
250,000	Illumina, Inc.* 0.250%, 03/15/16	348,226
57,000	Insulet Corp. 3.750%, 06/15/16	83,917
100,000	Medicines Company 1.375%, 06/01/17	150,809
135,000	Medidata Solutions, Inc.* 1.000%, 08/01/18	173,274
187,000	Molina Healthcare, Inc.* 1.125%, 01/15/20	197,760
200,000	Salix Pharmaceuticals, Ltd. 1.500%, 03/15/19	300,225
70,000	Vivus, Inc.* 4.500%, 05/01/20	60,962
230,000	WellPoint, Inc. 2.750%, 10/15/42	312,613

		2,703,761

	Industrials (2.5%)
190,000	AGCO Corp. 1.250%, 12/15/36	277,548
110,000	Air Lease Corp. 3.875%, 12/01/18	147,478
250,000	Siemens, AG 1.050%, 08/16/17	290,309

		715,335

	Information Technology (10.8%)
155,000	Concur Technologies, Inc.* 0.500%, 06/15/18	180,459
65,000	Cornerstone OnDemand, Inc.* 1.500%, 07/01/18	78,877
125,000	Electronic Arts, Inc. 0.750%, 07/15/16	133,165
70,000	Finisar Corp.* 0.500%, 12/15/33	73,216
60,000	Infinera Corp.* 1.750%, 06/01/18	64,722
56,000	Ixia 3.000%, 12/15/15	60,660
135,000	JDS Uniphase Corp.* 0.625%, 08/15/33	135,505
	Lam Research Corp.
190,000	0.500%, 05/15/16	216,365
169,000	1.250%, 05/15/18	206,311
125,000	Linear Technology Corp. 3.000%, 05/01/27	142,899

10	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    December 31, 2013

PRINCIPAL AMOUNT		VALUE
110,000	Micron Technology, Inc. 1.875%, 06/01/14	$167,808
52,000	Move, Inc.* 2.750%, 09/01/18	58,867
155,000	Netsuite, Inc.* 0.250%, 06/01/18	171,896
50,000	Proofpoint, Inc.* 1.250%, 12/15/18	53,824
140,000	Salesforce.com, Inc.* 0.250%, 04/01/18	152,302
550,000	SanDisk Corp.* 0.500%, 10/15/20	546,516
210,000	ServiceNow, Inc.* 0.000%, 11/01/18	212,877
140,000	SINA Corp/China* 1.000%, 12/01/18	141,435
70,000	Take-Two Interactive Software, Inc. 1.750%, 12/01/16	81,199
	Workday, Inc.*
110,000	0.750%, 07/15/18	130,150
30,000	1.500%, 07/15/20	36,405

		3,045,458

	Materials (1.8%)
115,000	Cemex SAB de CV 4.875%, 03/15/15	136,082
100,000	Glencore Finance Europe, SA 5.000%, 12/31/14	112,386
120,000	RTI International Metals, Inc. 1.625%, 10/15/19	126,985
120,000	Steel Dynamics, Inc. 5.125%, 06/15/14	142,014

		517,467

	TOTAL CONVERTIBLE BONDS (Cost $9,363,314)	10,530,806

SYNTHETIC CONVERTIBLE SECURITIES (4.4%) ¤
Corporate Bonds (3.6%)
	Consumer Discretionary (1.6%)
	DISH Network Corp.
70,000	5.875%, 07/15/22	69,956
70,000	5.125%, 05/01/20	70,262
140,000	Expedia, Inc. 5.950%, 08/15/20	151,807
140,000	L Brands, Inc. 5.625%, 02/15/22	143,500
20,000	PVH Corp. 4.500%, 12/15/22	19,038

		454,563

	Energy (0.9%)
54,000	EPL Oil & Gas, Inc. 8.250%, 02/15/18	58,084

PRINCIPAL AMOUNT		VALUE
	Oil States International, Inc.
110,000	6.500%, 06/01/19	$117,219
60,000	5.125%, 01/15/23	67,387

		242,690

	Financials (0.2%)
70,000	Neuberger Berman Group LLC* 5.875%, 03/15/22	72,450

	Health Care (0.4%)
65,000	Endo Health Solutions, Inc. 7.000%, 07/15/19	69,753
40,000	Salix Pharmaceuticals, Ltd.* 6.000%, 01/15/21	41,200

		110,953

	Industrials (0.2%)
59,000	Actuant Corp. 5.625%, 06/15/22	59,553

	Information Technology (0.3%)
20,000	ACI Worldwide, Inc.* 6.375%, 08/15/20	20,525
75,000	Brocade Communications Systems, Inc.* 4.625%, 01/15/23	69,750

		90,275

	TOTAL CORPORATE BONDS	1,030,484

NUMBER OF CONTRACTS		VALUE
Purchased Options (0.8%) #
	Consumer Discretionary (0.2%)
30	Michael Kors Holdings, Ltd. Call, 01/17/15, Strike $65.00	63,900

	Health Care (0.1%)
4	Regeneron Pharmaceuticals, Inc. Call, 01/17/15, Strike $250.00	25,200

	Information Technology (0.5%)
4	Google, Inc. Call, 01/17/15, Strike $865.00	112,440
6	Linkedin Corp. Call, 01/17/15, Strike $240.00	18,660

		131,100

	TOTAL PURCHASED OPTIONS	220,200

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $1,153,237)	1,250,684

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (8.9%)
	Energy (2.2%)
533	Chesapeake Energy Corp.* 5.750%	621,181

See accompanying Notes to Schedule of Investments	11

Schedule of Investments    December 31, 2013

NUMBER OF SHARES		VALUE

	Financials (2.1%)
4,900	Affiliated Managers Group, Inc. 5.150%	$311,150
9,000	MetLife, Inc. 5.000%	283,860

		595,010

	Industrials (3.3%)
1,100	Genesee & Wyoming, Inc. 5.000%	141,388
11,900	United Technologies Corp. 7.500%	779,093

		920,481

	Telecommunication Services (0.5%)
1,375	Crown Castle International Corp. 4.500%	137,555

	Utilities (0.8%)
4,000	NextEra Energy, Inc. 5.889%	226,520

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $2,137,870)	2,500,747

COMMON STOCKS (45.7%)
	Consumer Discretionary (4.8%)
1,750	Amazon.com, Inc.#~	697,882
4,100	Home Depot, Inc.	337,594
1,100	PVH Corp.	149,622
1,750	Tupperware Brands Corp.	165,428

		1,350,526

	Consumer Staples (5.7%)
14,454	Coca-Cola Company~	597,095
2,125	Costco Wholesale Corp.	252,896
4,250	Lorillard, Inc.	215,390
6,500	Mondelez International, Inc.	229,450
1,550	Philip Morris International, Inc.	135,052
3,000	Walgreen Company	172,320

		1,602,203

	Energy (5.7%)
1,525	Anadarko Petroleum Corp.	120,963
210	Antero Resources Corp.#	13,322
1,350	Continental Resources, Inc.#	151,902
1,200	EOG Resources, Inc.	201,408
2,900	National Oilwell Varco, Inc.	230,637
3,100	Occidental Petroleum Corp.	294,810
6,800	Schlumberger, Ltd.	612,748

		1,625,790

NUMBER OF SHARES		VALUE

	Financials (10.1%)
4,000	American International Group, Inc.	$204,200
6,600	Citigroup, Inc.	343,926
2,718	First Republic Bank	142,287
7,500	Franklin Resources, Inc.	432,975
915	Goldman Sachs Group, Inc.	162,193
11,000	JPMorgan Chase & Company	643,280
4,500	T. Rowe Price Group, Inc.	376,965
11,800	Wells Fargo & Company	535,720

		2,841,546

	Health Care (3.8%)
1,660	Celgene Corp.#	280,474
6,900	Johnson & Johnson	631,971
3,000	Merck & Company, Inc.	150,150

		1,062,595

	Industrials (4.7%)
5,000	Dover Corp.	482,700
7,400	Eaton Corp., PLC	563,288
1,700	Union Pacific Corp.	285,600

		1,331,588

	Information Technology (10.9%)
3,659	Accenture, PLC - Class A	300,843
2,000	Apple, Inc.	1,122,220
10,235	eBay, Inc.#~	561,799
520	MasterCard, Inc. - Class A	434,439
7,900	Oracle Corp.	302,254
4,650	QUALCOMM, Inc.	345,263

		3,066,818

	TOTAL COMMON STOCKS (Cost $9,404,327)	12,881,066

SHORT TERM INVESTMENT (5.4%)
1,528,074	Fidelity Prime Money Market Fund - Institutional Class (Cost $1,528,074)	1,528,074

TOTAL INVESTMENTS (101.8%) (Cost $23,586,822)		28,691,377

LIABILITIES, LESS OTHER ASSETS (-1.8%)		(520,484)

NET ASSETS (100.0%)		$28,170,893

12	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    December 31, 2013

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Citibank N.A.	British Pound Sterling	01/16/14	7,000	$11,590	$(128)
Northern Trust Company	British Pound Sterling	01/16/14	56,000	92,725	(3,493)
Citibank N.A.	European Monetary Unit	01/16/14	400,000	550,276	(7,745)
Northern Trust Company	Norwegian Krone	01/16/14	535,000	88,164	764
UBS AG	Norwegian Krone	01/16/14	77,000	12,689	23
Northern Trust Company	Swedish Krona	01/16/14	963,000	149,690	(1,188)

					$(11,767)

COUNTER PARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Citibank N.A.	British Pound Sterling	01/16/14	8,000	$13,246	$212
UBS AG	British Pound Sterling	01/16/14	3,000	4,967	106
Brown Brothers Harriman & Co.	European Monetary Unit	01/16/14	35,000	48,149	347
Citibank N.A.	European Monetary Unit	01/16/14	38,000	52,276	346
Goldman Sachs Capital Markets LP	European Monetary Unit	01/16/14	31,000	42,646	(152)
Northern Trust Company	European Monetary Unit	01/16/14	33,000	45,398	1,201

					$2,060

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

‡	Variable rate or step bond security. The rate shown is the rate in effect at December 31, 2013.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $460,910.

FOREIGN CURRENCY ABBREVIATIONS

EUR	European Monetary Unit

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	13

Statement of Assets and Liabilities    December 31, 2013

ASSETS
Investments in securities, at value (cost $23,586,822)	$28,691,377
Unrealized appreciation on forward foreign currency contracts	3,111
Receivables:
Accrued interest and dividends	62,361
Investments sold	20,268
Portfolio shares sold	7,213
Prepaid expenses	304
Other assets	87,287
Total assets	28,871,921
LIABILITIES
Unrealized depreciation on forward foreign currency contracts	12,818
Payables:
Investments purchased	533,064
Portfolio shares redeemed	1,619
Affiliates:
Investment advisory fees	17,521
Deferred compensation to trustees	87,287
Financial accounting fees	268
Trustees’ fees and officer compensation	340
Other accounts payable and accrued liabilities	48,111
Total liabilities	701,028
NET ASSETS	$28,170,893
COMPOSITION OF NET ASSETS
Paid in capital	$22,713,572
Undistributed net investment income (loss)	(148,069)
Accumulated net realized gain (loss) on investments, foreign currency transactions and written options	510,567
Unrealized appreciation (depreciation) of investments and foreign currency translations	5,094,823
NET ASSETS	$28,170,893
Shares outstanding (no par value; unlimited number of shares authorized)	1,820,300
Net asset value and redemption price per share	$15.48

14	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Operations    Year Ended December 31, 2013

INVESTMENT INCOME
Interest	$374,525
Dividends	368,380
Dividend taxes withheld	(1,829)
Total investment income	741,076

EXPENSES
Investment advisory fees	201,821
Audit fees	56,500
Printing and mailing fees	27,838
Legal fees	23,592
Custodian fees	16,558
Accounting fees	14,425
Trustees’ fees and officer compensation	13,922
Transfer agent fees	8,065
Financial accounting fees	3,090
Other	7,298
Total expenses	373,109
NET INVESTMENT INCOME (LOSS)	367,967

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	1,583,990
Purchased options	106,151
Foreign currency transactions	(63,272)
Written options	12,050
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	1,884,186
Purchased options	129,128
Foreign currency translations	65,463
Written options	8,905
NET GAIN (LOSS)	3,726,601
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,094,568

See accompanying Notes to Financial Statements	15

Statements of Changes in Net Assets

	YEAR ENDED DECEMBER 31,
	2013	2012
OPERATIONS
Net investment income (loss)	$367,967	$398,538
Net realized gain (loss)	1,638,919	763,314
Change in unrealized appreciation/(depreciation)	2,087,682	968,314
Net increase (decrease) in net assets resulting from operations	4,094,568	2,130,166

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(293,138)	(550,059)
Net realized gains	(1,216,869)	(343,663)
Total distributions	(1,510,007)	(893,722)

CAPITAL SHARE TRANSACTIONS
Issued	1,715,352	3,833,227
Issued in reinvestment of distributions	1,510,007	893,722
Redeemed	(4,284,058)	(4,423,606)
Net increase (decrease) in net assets from capital share transactions	(1,058,699)	303,343
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,525,862	1,539,787

NET ASSETS
Beginning of year	$26,645,031	$25,105,244
End of year	28,170,893	26,645,031
Undistributed net investment income (loss)	$(148,069)	$(113,358)

CAPITAL SHARE TRANSACTIONS
Shares issued	113,855	270,819
Shares issued in reinvestment of distributions	99,764	62,725
Shares redeemed	(287,081)	(312,014)
Net increase (decrease) in capital shares outstanding	(73,462)	21,530

16	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT	See accompanying Notes to Financial Statements

Notes to Financial Statements

Note 1 – Organization and Significant Accounting Policies

Organization.  CALAMOS ADVISORS TRUST (the “Trust”), a Massachusetts business trust organized February 17, 1999, consists of a single series, Calamos Growth and Income Portfolio (the “Portfolio”), and commenced operations on May 19, 1999. The Trust currently offers the Portfolio’s shares to certain life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts. The Portfolio seeks high long-term total return through growth and current income.

Portfolio Valuation.  The valuation of the Portfolio’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principle exchange at the time each the Portfolio determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Portfolio determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principle exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Portfolio determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Portfolio’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Portfolio also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Portfolio’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Portfolio to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

17

Notes to Financial Statements

Investment Transactions.  Investment transactions are recorded on a trade date basis as of December 31, 2013. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation.  Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at year end.

Allocation of Expenses Among Funds.  Expenses directly attributable to the Portfolio are charged to the Portfolio; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each the Portfolio to which the expenses relate in relation to the net assets of each fund or on another reasonable basis.

Use of Estimates.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Income Taxes.  No provision has been made for U.S. income taxes because the Trust’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Portfolio’s taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Portfolio recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2010 – 2013 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications.  Under the Trust’s organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the Portfolio’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Portfolio pays a monthly investment advisory fee based on the average daily net assets of the Portfolio at the annual rate of 0.75%.

18	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Notes to Financial Statements

Pursuant to a financial accounting services agreement, during the period the Portfolio paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Portfolio pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Portfolio reimburses Calamos Advisors for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fees and officer compensation” expense on the Statements of Operations.

Pursuant to an agreement with US Bancorp Fund Services, LLC, the Portfolio’s transfer agent (“US Bancorp”), Calamos Financial Services LLC (“CFS”) provides certain shareholder administrative services to US Bancorp. CFS receives from US Bancorp an annual aggregate fee of $175,000, paid in monthly installments, for providing these services which relate to Calamos Advisors Trust and Calamos Investment Trust. Also, US Bancorp pays license fees to unaffiliated third parties for CFS’ utilization of certain transfer agent and phone systems in providing the shareholder administrative services. The fees paid to CFS and the payment of license fees to third parties are borne by US Bancorp. The Portfolio has not assumed or incurred any additional expenses in connection with CFS providing these services to US Bancorp, and the transfer agency fees payable by the Portfolio to US Bancorp have not increased as a result thereof.

A trustee and certain officers of the Trust are also officers and directors of CFS and Calamos Advisors. Such trustee and officers serve without direct compensation from the Trust. The Portfolio’s Statement of Additional Information contains additional information about the Portfolio’s trustees and is available upon request without charge by calling our toll free number 800.582.6959.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $87,287 is included in “Other assets” on the Statement of Assets and Liabilities at December 31, 2013. The Portfolio’s obligation to make payments under the Plan is a general obligation of the Portfolio and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at December 31, 2013.

Note 3 – Investments

The cost of purchases and proceeds from sale of long-term investments for the year ended December 31, 2013 were as follows:

Cost of purchases	$16,505,043
Proceeds from sales	18,853,179

The following information is presented on a federal income tax basis as of December 31, 2013. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at December 31, 2013 was as follows:

Cost basis of investments	$23,494,349

Gross unrealized appreciation	5,406,852
Gross unrealized depreciation	(209,824)

Net unrealized appreciation (depreciation)	5,197,028

19

Notes to Financial Statements

Note 4 – Income Taxes

For the fiscal year ended December 31, 2013, the Portfolio recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

Paid-in capital	$—
Undistributed net investment income/(loss)	(109,540)
Accumulated net realized gain/(loss) on investments	109,540

The Portfolio intends to make monthly distributions from its income available for distribution, which consists of the Portfolio’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Portfolio intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Portfolio distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

Distributions were characterized for federal income tax purposes as follows:

	YEAR ENDED DECEMBER 31, 2013	YEAR ENDED DECEMBER 31, 2012
Distributions paid from:
Ordinary income	$293,138	$550,066
Long-term capital gains	1,216,869	343,656

As of December 31, 2013, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$21,963
Undistributed capital gains	310,674

Total undistributed earnings	332,637
Accumulated capital and other losses	—
Net unrealized gains/(losses)	5,187,296

Total accumulated earnings/(losses)	5,519,933
Other	(62,612)
Paid-in capital	22,713,572

Net assets applicable to common shareholders	$28,170,893

The Regulated Investment Company Modernization Act of 2010 (the “Act”) modernized various tax rules for regulated investment companies, and was effective for taxable years beginning after the enactment date of December 22, 2010. One significant change is to the treatment of capital loss carryforwards. Now, any capital losses recognized will retain their character as either short-term or long-term capital losses, will be utilized before the pre-Act capital loss carryforwards, and will be carried forward indefinitely, until applied in offsetting future capital gains.

Note 5 – Derivative Instruments

Foreign Currency Risk.  The Portfolio engages in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. To mitigate the counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain

20	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Notes to Financial Statements

derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Portfolio and the counterparty and the amount of collateral due from the Portfolio or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty nonperformance. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The Portfolio’s net counterparty exposure is reflected in the counterparty table below. The net unrealized gain, if any, represents the credit risk to the Portfolio on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Portfolio realizes a gain or loss when a position is closed or upon settlement of the contracts. As of December 31, 2013, the Portfolio had outstanding forward foreign currency contracts as listed on the Schedule of Investments.

Equity Risk.  The Portfolio engages in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Portfolio may also purchase put options on individual securities, broad-based securities indexes or certain exchange traded funds (“ETFs”). The Portfolio may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Portfolio, on broad-based securities indexes, or certain ETFs.

When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Portfolio do not typically give rise to counterparty credit risk since options written obligate the Portfolio and not the counterparty to perform. Exchange traded purchased options has minimal counterparty credit risk to the Portfolio since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of December 31, 2013, the Portfolio had outstanding purchased options and/or written options as listed on the Schedules of Investments. For the year ended December 31, 2013, the Portfolio had the following transactions in options written:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at December 31, 2012	50	$10,595
Options written	130	23,424
Options closed	(52)	(15,828)
Options exercised	(128)	(18,191)
Options expired	—	—

Options outstanding at December 31, 2013	—	$—

21

Notes to Financial Statements

As of December 31, 2013, the Portfolio had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Forward foreign currency contracts (1)	$3,111	$12,818
Options purchased (2)	220,200

	$223,311	$12,818

The following table presents the outstanding derivative contracts, organized by counterparty, that are subject to enforceable master netting agreements as of December 31, 2013:

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Goldman Sachs Capital Markets L.P.	ISDA	$—	$152	$—	$—	$152
Northern Trust Company	ISDA	1,964	4,681	—	—	2,717
Other derivatives (3)		1,147	7,985	—	1,147	7,985

		$3,111	$12,818	$—	$1,147	$10,854

(1)	Generally, the Statement of Assets and Liabilities location for Forward foreign currency contracts is Unrealized appreciation on forward foreign currency contracts for asset derivatives and Unrealized depreciation on forward foreign currency contracts for liability derivatives.

(2)	Generally, the Statement of Assets and Liabilities location for Options purchased is Investments in securities.

(3)	Other derivatives are not subject to a master netting agreement which include forward foreign currency contracts.

For the year ended December 31, 2013, the volume of derivative activity for the Portfolio is reflected below:*

DERIVATIVE ACTIVITY
Forward foreign currency contracts	16,636,122
Options purchased	443
Options written	130

*	Activity during the period is measured by opened number of contracts for options purchased or written and opened forward foreign currency contracts (measured in notional).

Note 6 – Fair Value Measurements

Various inputs are used to determine the value of the Portfolio’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•

Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•

Level 3 – Prices reflect unobservable market inputs (including the Portfolio’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Portfolio’s investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

22	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Notes to Financial Statements

The following is a summary of the inputs used in valuing the Portfolio’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$10,530,806	$—	$10,530,806
Synthetic Convertible Securities (Corporate Bonds)	—	1,030,484	—	1,030,484
Synthetic Convertible Securities (Purchased Options)	220,200	—	—	220,200
Convertible Preferred Stocks	1,568,416	932,331	—	2,500,747
Common Stocks	12,881,066	—	—	12,881,066
Short Term Investment	1,528,074	—	—	1,528,074
Forward Foreign Currency Contracts	—	3,111	—	3,111

Total	$16,197,756	$12,496,732	$—	$28,694,488

Liabilities:
Forward Foreign Currency Contracts	$—	$12,818	$—	$12,818

Total	$—	$12,818	$—	$12,818

23

Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$14.07	$13.41	$13.88	$12.69	$9.37
Income from investment operations:
Net investment income (loss)(a)	0.20	0.21	0.18	0.21	0.26
Net realized and unrealized gain (loss)	2.09	0.92	(0.44)	1.23	3.36
Total from investment operations	2.29	1.13	(0.26)	1.44	3.62
Distributions:
Dividends from net investment income	(0.17)	(0.29)	(0.21)	(0.25)	(0.30)
Dividends from net realized gains	(0.71)	(0.18)	—	—	—
Total distributions	(0.88)	(0.47)	(0.21)	(0.25)	(0.30)
Net asset value, end of year	$15.48	$14.07	$13.41	$13.88	$12.69
Ratios and supplemental data:
Total return(b)	16.40%	8.43%	(1.87% )	11.59%	39.42%
Net assets, end of period (000)	$28,171	$26,645	$25,105	$26,574	$25,868
Ratios of net expenses to average net assets	1.39%	1.35%	1.41%	1.43%	1.30%
Ratios of gross expenses to average net assets prior to expense reductions	1.39%	1.35%	1.41%	1.43%	1.30%
Ratios of net investment income (loss) to average net assests	1.37%	1.46%	1.27%	1.62%	2.46%
Portfolio turnover rate	63.8%	44.1%	55.9%	55.1%	67.0%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions.

24	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Calamos Advisors Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Growth and Income Portfolio, the sole portfolio constituting the Calamos Advisors Trust (the “Trust”), as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calamos Growth and Income Portfolio of the Calamos Advisors Trust as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

February 4, 2014

25

Tax Information    (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In February 2014, shareholders received Form 1099-DIV which included their share of qualified dividends and capital gains distributed during the calendar year 2013. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 852(b)(3)(C) of the Code, the Portfolio hereby designated $1,216,869 as capital gain dividends for the fiscal year ended December 31, 2013.

Under Section 854(b)(2) of the Code, the Portfolio hereby designates $277,269, or the maximum amount allowable under the Code, as qualified dividends for the fiscal year ended December 31, 2013.

Under Section 854(b)(2) of the Code, the Portfolio hereby designates 86.15% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2013.

26	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Trustees and Officers    (Unaudited)

The management of the Trust, including general supervision of the duties performed for the Trust under the investment management agreement between the Trust and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the terms noted below or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Trust shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 72 years.

The following table sets forth each trustee’s name, age at December 31, 2013, position(s) with the Trust, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed.

NAME AND AGE	POSITION(S) WITH FUND	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS
Trustees who are interested persons of the Fund:

John P. Calamos, Sr., 73*	Trustee and President (since 1988) Term Expires 2014	23	Chairman, CEO, and Global Co-Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Investments LLC (“CILLC”), Calamos Advisors LLC and its predecessor (“Calamos Advisors”) and Calamos Wealth Management LLC (“CWM”), and previously Chief Executive Officer, Calamos Financial Services LLC and its predecessor (“CFS”) (until 2013); Director, CAM

Trustees who are not interested persons of the Fund:

Weston W. Marsh, 63	Trustee (since 2002) Term Expires 2016	23	Of Counsel and, until December 31, 2005, Partner, Freeborn & Peters LLP (law firm)

John E. Neal, 63	Trustee (since 2001) Term Expires 2015	23	Private investor; Director, Equity Residential Trust (publicly-owned REIT) and Creation Investment (private international microfinance company); Partner, Linden LLC (health care private equity)

William R. Rybak, 62	Trustee (since 2002) Term Expires 2014	23	Private investor; Director, Christian Brothers Investment Services Inc. (since February 2010); Director, Private Bancorp (since December 2003); formerly Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager); Director, Howe Barnes Hoefer & Arnett (until March 2011); Trustee, JNL Series Trust, JNL Investors Series Trust and JNL Variable Fund LLC**; Trustee, Lewis University (since October 2012)

Stephen B. Timbers, 69	Trustee (since 2004); Lead Independent Trustee (since 2005) Term Expires 2016	23	Private investor

David D. Tripple, 69	Trustee (since 2006) Term Expires 2015	23	Private investor; Trustee, Century Growth Opportunities Fund (since 2010), Century Shares Trust and Century Small Cap Select Fund (since January 2004)***

*	Mr. Calamos is an “interested person” of the Trust as defined in the 1940 Act because he is an officer of the Trust and an affiliate of Calamos Advisors and CFS.

**	Overseeing 104 portfolios in fund complex.

***	Overseeing three portfolios in fund complex.

^	The Fund Complex consists of CALAMOS Investment Trust, CALAMOS Advisors Trust, CALAMOS Convertible Opportunities and Income Fund, CALAMOS Convertible and High Income Fund, CALAMOS Strategic Total Return Fund, CALAMOS Global Total Return Fund and CALAMOS Global Dynamic Income Fund.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

27

Trustees and Officers    (Unaudited)

Officers.  The preceding table gives information about John P. Calamos, Sr., who is President and CEO of the Trust. The following table sets forth each other officer’s name, age at December 31, 2013, position with the Trust and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND AGE	POSITION(S) WITH FUND	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
Gary D. Black, 53	Vice President (since September 2012)	Executive Vice President, Global Co-Chief Investment Officer (since August 2012), CAM, CILLC, Calamos Advisors, and CWM; prior thereto CEO, Chief Investment Officer and Founding Member of Black Capital (2009-2012); prior thereto, CEO of Janus Capital Group (2006-2009)

Nimish S. Bhatt, 50	Vice President and Chief Financial Officer (since 2007)	Senior Vice President (since 2004), Chief Financial Officer (since May 2011), Head of Fund Administration (since November 2011), CAM, CILLC, Calamos Advisors, CWM; Director, Calamos Global Funds plc (since 2007); prior thereto Director of Operations (2004-2011)

Curtis Holloway, 46	Treasurer (since 2010), Prior thereto Assistant Treasurer (2007-2010)	Vice President, Fund Administration, (since 2013) Calamos Advisors; Vice President, Financial Operation Principal and Head of Fund Administration (since 2013), CFS; Treasurer of Calamos Investment Trust, Calamos Advisors Trust, CHI, CHY, CSQ, CGO and CHW (since June 2010); prior thereto Assistant Treasurer (2007-2010)

Robert Behan, 48	Vice President (since September 2013)	Executive Vice President, Head of Global Distribution (since April 2013), CFS; prior thereto Senior Vice President (2009-2013), Head of Global Distribution (March 2013-April 2013); prior thereto Head of US Intermediary Distribution (2010-2013); prior thereto Head of Strategic Partners Team (2010-2010); prior thereto National Accounts/Retirement Services (2009-2010); prior thereto Vice President, Director of Retirement Services (2008-2009)

J. Christopher Jackson, 62	Vice President and Secretary (since 2010)	Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors and CFS (since 2010); Director, Calamos Global Funds plc (since 2011); Director, Calamos Arista Strategic Master Fund Ltd. and Calamos Arista Strategic Fund Ltd. (since 2013); prior thereto Director, U.S. Head of Retail Legal and Co-Global Head of Retail Legal of Deutsche Bank AG (2006-2010);

Mark J. Mickey, 62	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005)

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

28	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

A description of the Calamos Proxy Voting Policies and Procedures is available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, by writing Calamos at: Calamos Advisors LLC, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Portfolio’s proxy voting record for the twelve month period ended June 30, 2013, is also available free of charge upon request by calling or writing Calamos Advisors LLC and by visiting the SEC website at http://www.sec.gov. The Portfolio files a complete list of its portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Form N-Q is available free of charge, upon request, by calling or writing Calamos Advisors LLC or by visiting the SEC website. You may also review or, for a fee, copy the form at the SEC’s Public Reference Room in Washington, D.C. 1.800.SEC.0330.

CALAMOS ADVISORS TRUST

This report, including the audited financial statements contained herein, is submitted for general information for the contract owners of the Portfolio. The report is not authorized for distribution to prospective investors in the Portfolio unless it is accompanied by a currently effective prospectus of the Portfolio, and, after March 31, 2014, updated performance data for the most recently completed calendar quarter.

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© Calamos Investments, LLC. All Rights Reserved.

Calamos® and Calamos Investments® are registered trademarks of Calamos Investments, LLC.

KCLSAN 2146 2013

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) No response required.

(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph(b) of this Item 2 during the period covered by this report.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has four audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Stephen B. Timbers and David D. Tripple. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fiscal Years Ended	12/31/2012	12/31/2013
Audit Fees(a)	$30,600	$30,300
Audit-Related Fees(b)	$26,000	$25,900
Tax Fees(c)	$—	$—
All Other Fees(d)	$—	$—

Total	$56,600	$56,200

(a)	Audit fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.
(b)	Audit-related fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c)	Tax fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.
(d)	All other fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.
(e)	(1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1) of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

(e) (2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)–(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The following table presents the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant and the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment advisor or any entity controlling, controlled by or under common control of the adviser.

Fiscal Years Ended	12/31/2012	12/31/2013
Registrant	$—	$—
Investment Adviser	$—	$—

(h)	No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Advisors Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	February 4, 2014

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	February 4, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Calamos Advisors Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	February 4, 2014

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	February 4, 2014